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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Matthew C. Patten

Cutler Investment Counsel, LLC 525 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Cutler Trust

CUTLER EQUITY FUND

CUTLER FIXED INCOME FUND

CUTLER EMERGING MARKETS FUND

ANNUAL REPORT

June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-228-8537 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-228-8537. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

The Cutler Trust
Table of Contents

The Cutler Trust
Letter to Shareholders

To The Cutler Funds Shareholders:

First and foremost, thank you for your continued trust in Cutler. We strive to be responsible stewards of your investments, and we believe the Cutler Trust continues to uphold these high standards for fund shareholders.

As 2019 marches on, equities markets have largely continued the bull run of the past decade. Despite recently volatility, due to uncertainty related to an inverted yield curve, markets have provided significant gains in the current calendar year. The inverted yield curve has caused recession “alarm bells,” but an inversion does not in itself cause a recession. Most recent recessions have been caused largely by excessive leverage in the banking sector or a restrictive Federal Reserve, neither of which seem to be significant risks today. The Fed has begun lowering rates and will likely continue to do so in response to global economic uncertainty. These lower rates will likely result in less attractive fixed income returns than historically. Just as bonds began to, once again, have notable yields, the fixed income markets have rallied (increasing price but lowering interest rates) due to slower global growth forecasts and tame inflation. Lower interest rates, however, may also provide a catalyst for extending the economic expansion.

Globally, the U.S. has once again been the standout amongst the developed world. U.S. GDP growth, while not reaching levels seen throughout the 20th century, has remained consistently above 2%. As the world’s largest economy, 2% is an impressive amount of wealth creation. Companies have leveraged low-interest rates and steady economic improvement to generate earnings growth that has supported the equity rally. In our view, stocks are not in “bubble” territory, despite years of gains. The best argument for a retraction in equity prices is the inevitability of a shift in the business cycle.

Looking forward, we believe that the markets are entering a period of consolidation and slower growth. In our view, this should benefit global diversification, dividend paying stocks, and active management. We continue to apply our investment philosophy as we look for attractively priced securities to include in the Cutler Trust suite of funds.

The Cutler Trust
Letter to Shareholders
(Continued)

Should you have any questions about your investments, we always welcome a conversation. Please call anytime.

Sincerely,

Matthew C. Patten	Erich M. Patten
Chairman	Chief Investment Officer
The Cutler Trust	Cutler Investment Counsel, LLC

Before investing you should carefully consider the Cutler Funds’ investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained by calling 1-800-228-8537. Please read the prospectus carefully before you invest.

The views in this report were those of the Cutler Funds’ investment adviser as of June 30, 2019 and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investment in the Cutler Funds and do not constitute investment advice.

Cutler Equity Fund
Management Discussion of Fund Performance

1)	How did the Equity Fund perform last year?

The Cutler Equity Fund has a net return of 10.36% for the year ended June 30, 2019.

2)	What were the most significant market factors affecting the Fund’s performance during the past year?

Market factors included:

1)	Federal Reserve policy
2)	Continued moderate economic growth
3)	Trade policy disputes

3)	How did the Fund perform relative to the benchmark?

The Cutler Equity Fund performed essentially in-line with the S&P 500 Total Return Index during the year, which had a return of 10.42%. For several years, the S&P 500 has been dominated by technology stock returns, which favors growth and momentum strategies. While the trend of strong performance from technology remains, the Fund historically performs well during periods of volatility, of which there were a few periods in the past year. The Fund’s holdings compare favorably to the Russell 1000 Value Total Return Index, which had a net return of 8.46% during the fiscal year.

4)	What strategies did you use to manage the Fund?

Cutler’s investment process focuses on dividends as the primary driver of investment returns. The strategy was unchanged in the previous year, and the management of the Equity Fund was consistent with previous years. We look for holdings in the portfolio that maintain a 10-year record of consistent dividend payments and typically have a total market capitalization of at least $10 billion. We seek relative value as compared to other companies in similar industries. The strategy is further detailed in the Equity Fund’s prospectus.

5)	What were the primary strategic factors that guided your management of the Fund?

Cutler’s dividend criteria have been the primary strategic factors used in managing the Equity Fund this past year. For example, Cutler looks for companies that have at least a 10-year history of maintaining or increasing dividend. We believe this criterion results in a portfolio of companies with stable earnings and sound business models. In addition, the Equity Fund’s portfolio managers continue to focus on companies they believe offer attractive current yields and the potential for total return.

Portfolio turnover of the Fund remained low this past year at 5%. We believe that lower turnover results in fewer shareholder costs, and we look to reduce unnecessary trading in the investment strategy.

Cutler Equity Fund
Management Discussion of Fund Performance
(Continued)

6)	What were some of the key trends in each of the regions/significant industries in which the Fund invests?

The Equity Fund’s holdings remain 100% domiciled in the U.S., and the strategies employed do not have any additional regional bias. In certain cases, holdings may have legal registration outside of the U.S. but are considered domestic due to the locality of their operations.

The universe of investable securities continued to grow throughout the fiscal year. Many companies cut their dividend during the Great Recession, which is now 10-year past. Our 10-years of consistent dividend payments criteria makes many of these companies once again eligible for the investment strategy. This is most notable in the Financials sector, as many of the large national banks are once again on our Approved List.

7)	Which securities helped the Fund’s performance?

a) The Procter & Gamble Company

b) Merck & Company, Inc.

c) Microsoft Corporation

8)	Did any securities hurt the Fund’s performance?

a)	Schlumberger Ltd.
b)	The Kroger Company
c)	Bristol-Myers-Squibb Company

Cutler Fixed Income Fund
Management Discussion of Fund Performance

1)	How did the Fixed Income Fund perform last year?

The Fixed Income Fund returned 3.54% for the year ended June 30, 2019.

2)	What were the most significant market factors affecting the Fixed Income Fund’s performance during the past year?

Market factors included:

1)	Yield curve flattening
2)	Easing by the Federal Reserve Board
3)	Continued positive GDP growth

3)	Explain the Fixed Income Fund’s performance relative to the benchmark.

The Bloomberg Barclays Intermediate U.S. Government/Credit Index was up 6.93% during the fiscal year. The portfolio’s shorter duration than the benchmark was a contributing factor, as the flattening yield curve benefitted longer maturities. The portfolio continued to overweight U.S. Government Agency securities, especially versus U.S. Treasuries and Securitized positions.

4)	What strategies did you use to manage the Fixed Income Fund?

Agency holdings continued to comprise 47% of the portfolio, easily the largest overweight in the portfolio. Unlike years past, the portfolio has very little securitized positions, especially interest only bonds, as the Portfolio Managers have transitioned the bulk of this exposure to the Corporate sector. We remain cognizant that should yield spreads widen, this sector could be most impacted within the portfolio, and continue to look opportunistically at this space.

5)	What were the primary strategic factors that guided your management of the Fixed Income Fund?

The most successful fixed income trade lately, has been long U.S. Treasuries. With the 30-year recently touching all-time low yields, this has been a savvy move for investor’s willing to stomach the downside risk of such an investment. While our duration remains relatively low (at fiscal year-end, just 3.1% of the portfolio had a duration over 10 years), we would anticipate looking for modestly more duration risk given our belief that the natural progression for interest rates will be to follow European and Japanese rate markets over the longer run, especially as our Fed supports a similar monetary strategy, which seems more evident as yields move lower. Given the weakening corporate profit picture and the extremely high levels of corporate debt outstanding, higher quality credits would be preferred as long as they offer a compelling relative return.

Cutler Fixed Income Fund
Management Discussion of Fund Performance
(Continued)

6)	What were some of the key trends in each of the regions/significant industries in which the Fixed Income Fund invests?

The Fixed Income Fund is 100% domestic and does not invest into securities domiciled outside the U.S. Specific industry fundamentals do not have a meaningful role in the total positioning of the Fund, as the bulk of the portfolio remains invested in U.S. Government Agency and Treasury securities. The largest strategic factor influencing the portfolio is yield curve positioning, and the defensive positioning partially explains the underperformance versus the benchmark this past fiscal year.

7)	Which securities helped the Fixed Income Fund’s performance?

The following securities had the largest positive contribution to the portfolio return:

a)	GNR 2013-35 IO
b)	FFCB 2.24 07/06/27
c)	FHLB 1 ¾ 07/27/28

8)	Did any securities hurt the Fixed Income Fund’s performance?

The following securities had the largest negative contribution to the portfolio return:

a)	FNA 2015-M4 X2
b)	FNA 2010-M4 X
c)	FNA 2012-M2 X

Cutler Emerging Markets Fund
Management Discussion of Fund Performance

1)	How did the Emerging Markets Fund perform last year?

The Emerging Markets Fund returned 0.80% for the year ended June 30, 2019.

2)	What were the most significant market factors affecting the Emerging Markets Fund’s performance during the past year?

Global macro-economic factors play a large role in the Emerging Markets Fund’s performance. Trade disputes with China have largely cooled what was a robust global economy. Emerging Markets have been more dramatically impacted by this trend than the U.S., whose economy is more able to withstand global pressures. Commodity prices have fallen, and many emerging markets have economies levered to commodity extraction or agriculture. As such, most global central banks have eased rates, which should be beneficial for equity market investors.

3)	Explain the Emerging Markets Fund’s performance relative to the benchmark.

The S&P Emerging BMI Total Return Index had a return of 3.13% during the fiscal year. Given the large number of securities and economies globally, we anticipate the portfolio will not closely track index returns. We believe that our emphasis on dividend-payers should be more defensive in nature, and the portfolio remains over-weighted versus benchmarks to consumer-based companies.

4)	What strategies did you use to manage the Emerging Markets Fund?

Cutler utilizes a universe which we refer to as “The 15DU.” The 15DU consists of companies in the emerging markets index that have paid dividends for at least 14 of the last 15 years. Much of the portfolio is comprised of these securities. Cutler uses ETFs to gain exposure to markets with less liquidity or as a way to provide trading liquidity for shareholder transactions. Further details on strategies are outlined in the Fund’s prospectus.

5)	What were the primary strategic factors that guided your management of the Emerging Markets Fund?

In combination with our economic outlook, Cutler considers geo-political risk when assessing our country weightings. In general, Cutler is biased against less stable political environments. Instead, we prefer to invest into faster growing economies with favorable demographic trends. Cutler believes that emerging markets investing should primarily be focused on consumer-based investment themes, not reliant on commodities. When possible, but not exclusively, we will look for 15DU securities that are exposed to a growing middle-class in countries and regions.

Cutler Emerging Markets Fund
Management Discussion of Fund Performance
(Continued)

6)	What were some of the key trends in each of the regions/significant industries in which the Emerging Markets Fund invests?

Emerging markets are diverse, yet global correlations exist that impact total portfolio performance. The most significant trend of the past year has been a deterioration of trade discussions. A 2019 rally quickly dissipated once it was clear that President Trump and President Xi were at an impasse. A resolution with regards to trade would be a positive for global equities, and we anticipate emerging markets would benefit greatly from this potential outcome.

In response to worsening trade cooperation, global central banks have responded by injecting liquidity into their financial systems. Lower rates have become the norm, and expectations that rates will return to higher yields of the past have been continuously disappointed.

Overall, while the global economy is slowing, we are not yet in a global recession. The modest emerging markets returns reflect this slower, but predominantly positive growth.

7)	Which securities helped the Emerging Markets Fund’s performance?

a)	Companhia Paranaense de Energia-Copel - ADR
b)	Giant Manufacturing Company Ltd.
c)	Banco Bradesco S.A. - ADR

8)	Did any securities hurt the Emerging Markets Fund’s performance?

a)	AmorePacific Group
b)	Korea Gas Corporation
c)	Sino Biopharmaceutical Ltd.

Cutler Equity Fund
Performance Information
June 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Equity Fund and S&P 500 Total Return Index

Average Annual Total Returns (for periods ended June 30, 2019)
	1 Year	5 Years	10 Years
Cutler Equity Fund(a)	10.36%	7.91%	13.14%
S&P 500 Total Return Index(b)	10.42%	10.71%	14.70%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The S&P 500 Total Return Index is a market capitalization weighted index that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Cutler Fixed Income Fund
Performance Information
June 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Fixed Income Fund, Bloomberg Barclays Intermediate U.S. Government/Credit Index and Bloomberg Barclays Short-Term U.S. Government Index

Average Annual Total Returns (for periods ended June 30, 2019)
	1 Year	5 Years	10 Years
Cutler Fixed Income Fund(a)	3.54%	0.84%	2.57%
Bloomberg Barclays Intermediate U.S. Government/Credit Index(b)	6.93%	2.39%	3.24%
Bloomberg Barclays Short-Term U.S. Government Index(b)	4.02%	1.23%	1.23%

(a)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)

The Bloomberg Barclays Intermediate U.S. Government/Credit Index and the Bloomberg Barclays Short-Term U.S. Government Index cover intermediate and short-term, respectively, fixed income securities of the U.S government and publicly-issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The indices are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Cutler Emerging Markets Fund
Performance Information
June 30, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Cutler Emerging Markets Fund, S&P Emerging BMI Total Return Index*
and MSCI Emerging Markets Index

*

Effective December 31, 2018, the Fund changed its benchmark from the MSCI Emerging Markets Index to the S&P Emerging BMI Total Return Index. This benchmark change was made because the S&P Emerging BMI Total Return Index more precisely reflects the market in which the Fund invests.

Cutler Emerging Markets Fund
Performance Information
June 30, 2019 (Unaudited)

Average Annual Total Returns (for periods ended June 30, 2019)
	1 Year	3 Years	Since Inception(a)
Cutler Emerging Markets Fund(b)	0.80%	5.50%	(0.18%)
S&P Emerging BMI Total Return Index(c)	3.13%	11.28%	5.09%
MSCI Emerging Markets Index(d)	1.21%	10.66%	4.49%

(a)	The Fund commenced operations on July 1, 2015.
(b)	Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)

The S&P Emerging BMI Total Return Index captures all companies domiciled in the emerging markets within the S&P Global BMI with a float-adjusted market capitalization of at least USD 100 million meeting 6- and 12-month median value traded requirements. The index is segmented by country/region, size (large, mid and small), style (value and growth), and GICS (sectors/industry groups). The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

(d)

The MSCI Emerging Markets Index captures large and mid cap representation across 26 emerging markets: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Cutler Equity Fund
Portfolio Information
June 30, 2019 (Unaudited)

Sector Allocation (% of Net Assets)

Cutler Fixed Income Fund
Portfolio Information
June 30, 2019 (Unaudited)

Asset Allocation (% of Net Assets)

Cutler Emerging Markets Fund
Portfolio Information
June 30, 2019 (Unaudited)

Country Allocation (% of Net Assets)

Cutler Equity Fund Schedule of Investments June 30, 2019
COMMON STOCKS — 98.5%	Shares	Value
Communication Services — 8.8%
Diversified Telecommunication Services — 4.5%
AT&T, Inc.	96,903	$3,247,220
Verizon Communications, Inc.	70,786	4,044,004
		7,291,224
Entertainment — 4.3%
Walt Disney Company (The)	48,992	6,841,243

Consumer Discretionary — 9.0%
Hotels, Restaurants & Leisure — 4.5%
McDonald’s Corporation	34,655	7,196,457

Specialty Retail — 4.5%
Home Depot, Inc. (The)	34,575	7,190,563

Consumer Staples — 10.9%
Beverages — 2.8%
PepsiCo, Inc.	33,995	4,457,764

Food & Staples Retailing — 5.2%
Kroger Company (The)	117,971	2,561,150
Walmart, Inc.	51,677	5,709,792
		8,270,942
Household Products — 2.9%
Procter & Gamble Company (The)	42,630	4,674,380

Energy — 6.2%
Energy Equipment & Services — 0.6%
Schlumberger Ltd.	25,000	993,500

Oil, Gas & Consumable Fuels — 5.6%
Chevron Corporation	41,320	5,141,861
Exxon Mobil Corporation	49,563	3,798,012
		8,939,873
Financials — 16.3%
Banks — 5.6%
M&T Bank Corporation	28,340	4,819,784
PNC Financial Services Group, Inc. (The)	30,000	4,118,400
		8,938,184
Capital Markets — 5.8%
BlackRock, Inc.	13,284	6,234,181
Northern Trust Corporation	34,000	3,060,000
		9,294,181

Cutler Equity Fund Schedule of Investments (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Financials — 16.3% (Continued)
Insurance — 4.9%
Marsh & McLennan Companies, Inc.	41,500	$4,139,625
Prudential Financial, Inc.	35,500	3,585,500
		7,725,125
Health Care — 15.4%
Health Care Equipment & Supplies — 7.2%
Becton, Dickinson and Company	27,525	6,936,575
Medtronic plc	46,000	4,479,940
		11,416,515
Pharmaceuticals — 8.2%
Bristol-Myers Squibb Company	71,490	3,242,072
Johnson & Johnson	34,670	4,828,838
Merck & Company, Inc.	60,290	5,055,316
		13,126,226
Industrials — 15.5%
Aerospace & Defense — 2.6%
United Technologies Corporation	32,010	4,167,702

Commercial Services & Supplies — 2.6%
Republic Services, Inc.	48,000	4,158,720

Machinery — 8.1%
Caterpillar, Inc.	41,780	5,694,196
Deere & Company	43,444	7,199,105
		12,893,301
Road & Rail — 2.2%
Union Pacific Corporation	21,000	3,551,310

Information Technology — 11.7%
Semiconductors & Semiconductor Equipment — 6.9%
Intel Corporation	102,465	4,905,000
Texas Instruments, Inc.	53,365	6,124,167
		11,029,167
Software — 4.8%
Microsoft Corporation	56,925	7,625,673

Materials — 2.2%
Chemicals — 2.2%
Corteva, Inc. (a)	23,291	688,715
Dow, Inc.	23,291	1,148,479
DuPont de Nemours, Inc.	23,291	1,748,455
		3,585,649

Cutler Equity Fund Schedule of Investments (Continued)
COMMON STOCKS — 98.5% (Continued)	Shares	Value
Utilities — 2.5%
Multi-Utilities — 2.5%
Dominion Energy, Inc.	50,743	$3,923,449

Total Common Stocks (Cost $95,465,788)		$157,291,148

MONEY MARKET FUNDS — 1.6%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 2.27% (b) (Cost $2,539,091)	2,539,091	$2,539,091

Total Investments at Value — 100.1% (Cost $98,004,879)		$159,830,239

Liabilities in Excess of Other Assets — (0.1%)		(165,465)

Net Assets — 100.0%		$159,664,774

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2019.
See accompanying notes to financial statements.

Cutler Fixed Income Fund Schedule of Investments June 30, 2019
U.S. TREASURY OBLIGATIONS — 33.2%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	1.750%	11/30/19	$250,000	$249,609
U.S. Treasury Notes	1.875%	12/15/20	250,000	250,117
U.S. Treasury Notes	2.375%	03/15/21	250,000	252,412
U.S. Treasury Notes	2.125%	06/30/22	1,000,000	1,011,797
U.S. Treasury Notes	1.625%	02/15/26	700,000	689,773
U.S. Treasury Notes	1.625%	05/15/26	650,000	639,742
U.S. Treasury Notes	2.000%	11/15/26	500,000	503,809
Total U.S. Treasury Obligations (Cost $3,525,328)				$3,597,259

U.S. GOVERNMENT AGENCY OBLIGATIONS — 46.9%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank — 18.3%
Federal Farm Credit Bank	2.750%	06/26/23	$500,000	$515,960
Federal Farm Credit Bank	2.040%	02/10/25	100,000	98,735
Federal Farm Credit Bank	2.370%	05/01/25	300,000	305,540
Federal Farm Credit Bank	2.360%	06/16/25	310,000	308,853
Federal Farm Credit Bank	2.240%	07/06/27	500,000	494,368
Federal Farm Credit Bank	2.500%	07/12/27	250,000	250,001
				1,973,457
Federal Home Loan Bank — 22.4%
Federal Home Loan Bank	1.750%	03/29/22	250,000	249,484
Federal Home Loan Bank	1.500%	10/27/22	500,000	498,599
Federal Home Loan Bank	2.125%	03/10/23	350,000	354,021
Federal Home Loan Bank	1.500%	07/27/28	1,000,000	979,327
Federal Home Loan Bank	2.570%	10/06/31	345,000	341,990
				2,423,421
Federal Home Loan Mortgage Corporation — 1.4%
Federal Home Loan Mortgage Corporation	1.500%	10/27/23	150,000	149,630

Private Export Funding Corporation — 3.4%
Private Export Funding Corporation	4.300%	12/15/21	350,000	369,327

U.S. Department of Housing and Urban Development — 1.4%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	150,000	153,784

Total U.S. Government Agency Obligations (Cost $4,997,667)				$5,069,619

Cutler Fixed Income Fund Schedule of Investments (Continued)
MORTGAGE-BACKED SECURITIES — 0.5%	Coupon		Maturity	Par Value	Value
Commercial — 0.0% (a)
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21	0.000	%(b)	10/01/44	$63,449,612	$634

Federal Home Loan Mortgage Corporation — 0.3%
FHLMC, Pool #J13584	3.500%		11/01/25	18,286	19,034
FHLMC, Series 1963	7.500%		01/01/27	11,589	13,134
					32,168
Federal National Mortgage Association — 0.2%
FNMA, Pool #899237	5.000%		03/01/22	1,725	1,768
FNMA, Series 2002-93	6.500%		03/01/32	15,062	17,399
					19,167

Total Mortgage-Backed Securities (Cost $47,326)					$51,969

CORPORATE BONDS — 16.8%	Coupon		Maturity	Par Value	Value
Consumer Discretionary — 2.9%
Dollar Tree, Inc.	4.000%		05/15/25	$150,000	$156,359
NVR, Inc.	3.950%		09/15/22	150,000	155,747
					312,106
Consumer Staples — 1.5%
Dollar General Corporation	4.125%		05/01/28	150,000	159,643

Financials — 5.3%
Citigroup, Inc.	2.700%		10/27/22	150,000	151,268
Finial Holdings, Inc.	7.125%		10/15/23	250,000	289,842
First American Financial Advisors, Inc.	4.300%		02/01/23	125,000	129,403
					570,513
Health Care — 1.4%
Cigna Corporation	3.250%		04/15/25	150,000	152,530

Industrials — 2.8%
Mueller Industries, Inc.	6.000%		03/01/27	150,000	150,375
Textron, Inc. (3MO LIBOR +55)	3.095	%(b)	11/10/20	150,000	149,939
					300,314
Information Technology — 1.5%
S&P Global, Inc.	4.400%		02/15/26	150,000	165,289

Cutler Fixed Income Fund Schedule of Investments (Continued)
CORPORATE BONDS — 16.8% (Continued)	Coupon	Maturity	Par Value	Value
Materials — 1.4%
Mosaic Company	3.250%	11/15/22	$150,000	$153,080

Total Corporate Bonds (Cost $1,759,678)				$1,813,475

MONEY MARKET FUNDS — 2.2%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 2.27% (c) (Cost $237,868)	237,868	$237,868

Total Investments at Value — 99.6% (Cost $10,567,867)		$10,770,190

Other Assets in Excess of Liabilities — 0.4%		41,167

Net Assets — 100.0%		$10,811,357

IO – Interest only strip. Par value shown is the notional value, not a true par value (Note 7).
LIBOR – London Interbank Offered Rate.
(a) Percentage rounds to less than 0.1%.
(b)

Variable rate security. The rate shown is the effective interest rate as of June 30, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions or other factors. These securities, therefore, do not indicate a reference rate and spread.

(c) The rate shown is the 7-day effective yield as of June 30, 2019.
See accompanying notes to financial statements.

Cutler Emerging Markets Fund Schedule of Investments June 30, 2019
COMMON STOCKS — 73.1%	Shares	Value
Brazil — 3.3%
Ambev S.A. - ADR	32,010	$149,487
Banco Bradesco S.A. - ADR	20,782	204,079
TIM Participacoes S.A. - ADR	7,700	115,269
		468,835
Chile — 2.5%
Empresa Nacional de Telecomunicaciones S.A. (a)	17,614	179,366
Viña Concha y Toro S.A.	79,500	168,360
		347,726
China — 4.9%
China Petroleum & Chemical Corporation - ADR	1,600	109,120
China Yangtze Power Company Ltd. - Class A (a) (b)	80,000	208,704
PetroChina Company Ltd. - ADR	4,176	229,972
Sinopec Shanghai Petrochemical Company Ltd. - ADR	3,704	147,975
		695,771
Colombia — 1.1%
Grupo de Inversiones Suramericana S.A.	14,983	159,031

Hong Kong — 18.4%
Beijing Enterprises Holdings Ltd. (b)	41,000	208,417
BOC Hong Kong Holdings Ltd. (b)	60,000	236,234
China Overseas Land & Investment Ltd. (b)	59,000	217,757
China Overseas Property Holdings Ltd. (b)	15,666	8,168
China Resources Beer Holdings Company Ltd. (b)	104,000	494,097
China Resources Land Ltd. (b)	68,000	299,396
CITIC Ltd. (b)	107,000	154,008
COSCO SHIPPING Ports Ltd. (b)	12,754	12,586
Hengan International Group Company Ltd. (b)	39,000	287,172
Lenovo Group Ltd. - ADR	8,206	127,029
Shanghai Industrial Holdings Ltd. (b)	69,000	149,612
Sino Biopharmaceutical Ltd. (b)	148,500	151,930
Tingyi (Cayman Islands) Holding Corporation (b)	148,000	247,254
		2,593,660
India — 1.7%
HDFC Bank Ltd. - ADR	1,887	245,386

Indonesia — 3.9%
Indofood Sukses Makmur Tbk. (b)	277,700	138,107
Semen Indonesia Persero Tbk. (b)	263,100	215,517
Telekomunikasi Indonesia Persero Tbk. - ADR	6,514	190,469
		544,093

Cutler Emerging Markets Fund Schedule of Investments (Continued)
COMMON STOCKS — 73.1% (Continued)	Shares	Value
Korea (Republic of) — 9.0%
AmorePacific Group (b)	710	$38,311
DB Insurance Company Ltd. (b)	2,159	110,583
Korea Gas Corporation (b)	3,880	141,699
KT Corporation - ADR	11,956	147,896
LG Corporation (b)	3,275	217,603
POSCO - ADR	2,676	141,989
Samsung Electronics Company Ltd. (b)	9,400	382,020
Samsung Fire & Marine Insurance Company Ltd.	370	85,710
		1,265,811
Malaysia — 5.0%
CIMB Group Holdings Berhad (b)	238,943	311,088
Genting Berhad (b)	84,200	137,983
Malayan Banking Berhad (b)	119,665	257,151
		706,222
Mexico — 2.7%
América Móvil S.A.B. de C.V. - Series L - ADR	15,817	230,295
Coca-Cola Femsa S.A.B. de C.V. - Series L	23,837	147,673
		377,968
Philippines — 2.5%
Aboitiz Equity Ventures, Inc. (b)	87,350	93,724
Robinsons Land Corporation	228,364	117,413
Universal Robina Corporation (b)	45,370	146,973
		358,110
South Africa — 5.4%
Liberty Holdings Ltd.	16,865	126,499
MultiChoice Group Ltd. - ADR (a)	1,257	11,866
Naspers Ltd. - Class N - ADR	6,285	304,383
Sasol Ltd. - ADR	4,502	111,875
Shoprite Holdings Ltd. (b)	10,000	111,761
Shoprite Holdings Ltd. - ADR	8,803	97,898
		764,282
Taiwan Province of China — 9.4%
Cheng Shin Rubber Industry Company Ltd. (b)	54,000	69,929
Compal Electronics, Inc. (b)	238,000	156,500
CTCI Corporation (b)	156,000	232,949
Delta Electronics, Inc. (b)	39,100	199,214
Giant Manufacturing Company Ltd. (b)	21,000	165,082
President Chain Store Corporation (b)	29,000	281,350
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	5,575	218,373
		1,323,397
Thailand — 2.0%
Charoen Pokphand Foods plc (b)	309,000	284,600

Cutler Emerging Markets Fund Schedule of Investments (Continued)
COMMON STOCKS — 73.1% (Continued)	Shares	Value
United States — 1.3%
Southern Copper Corporation	4,890	$189,976

Total Common Stocks (Cost $9,367,363)		$10,324,868

PREFERRED STOCKS — 7.2%	Shares	Value
Brazil — 5.3%
Companhia Brasileira de Distribuição - ADR (c)	7,000	$171,360
Companhia Paranaense de Energia-Copel - ADR (c)	15,000	190,500
Itau Unibanco Holding S.A. - ADR (c)	28,905	272,285
Telefonica Brasil S.A. - ADR (c)	8,850	115,227
		749,372
Colombia — 0.0% (d)
Grupo de Inversiones Suramericana S.A. (c)	183	1,802

Russian Federation — 1.9%
Surgutneftegaz PJSC - ADR (c)	39,980	271,065

Total Preferred Stocks (Cost $753,993)		$1,022,239

EXCHANGE-TRADED FUNDS — 17.2%	Shares	Value
Columbia India Consumer ETF	11,000	$452,980
iShares China Large-Cap ETF	7,500	320,775
iShares MSCI India ETF	26,800	946,040
iShares MSCI Japan ETF	2,750	150,095
iShares MSCI Taiwan ETF	4,429	154,838
VanEck Vectors India Small-Cap Index ETF	1,890	71,706
VanEck Vectors Vietnam ETF	20,900	334,818
Total Exchange-Traded Funds (Cost $2,349,450)		$2,431,252

Cutler Emerging Markets Fund Schedule of Investments (Continued)
MONEY MARKET FUNDS — 2.1%	Shares	Value
Invesco STIT Government & Agency Portfolio - Institutional Class, 2.27% (e) (Cost $295,164)	295,164	$295,164

Total Investments at Value — 99.6% (Cost $12,765,970)		$14,073,523

Other Assets in Excess of Liabilities — 0.4%		54,655

Net Assets — 100.0%		$14,128,178

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	Level 2 security (Note 2).
(c)	Security has a perpetual maturity date.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of June 30, 2019.
See accompanying notes to financial statements.

Cutler Emerging Markets Fund Summary of Common Stocks & Preferred Stocks by Sector and Industry June 30, 2019
Sector/Industry	% of Net Assets
Communication Services — 9.2%
Diversified Telecommunication Services	3.2%
Media	2.2%
Wireless Telecommunication Services	3.8%
Consumer Discretionary — 2.6%
Auto Components	0.5%
Hotels, Restaurants & Leisure	1.0%
Leisure Products	1.1%
Consumer Staples — 19.5%
Beverages	6.8%
Food & Staples Retailing	4.6%
Food Products	5.8%
Personal Products	2.3%
Energy — 5.1%
Oil, Gas & Consumable Fuels	5.1%
Financials — 14.2%
Banks	10.8%
Diversified Financial Services	1.1%
Insurance	2.3%
Health Care — 1.1%
Pharmaceuticals	1.1%
Industrials — 6.1%
Construction & Engineering	1.6%
Industrial Conglomerates	4.4%
Transportation Infrastructure	0.1%
Information Technology — 7.7%
Electronic Equipment, Instruments & Components	1.4%
Semiconductors & Semiconductor Equipment	1.6%
Technology Hardware, Storage & Peripherals	4.7%
Materials — 4.9%
Chemicals	1.0%
Construction Materials	1.5%
Metals & Mining	2.4%
Real Estate — 4.5%
Real Estate Management & Development	4.5%
Utilities — 5.4%
Electric Utilities	1.4%
Gas Utilities	2.5%
Independent Power & Renewable Electricity Producer	1.5%
80.3%

See accompanying notes to financial statements.

The Cutler Trust Statements of Assets and Liabilities June 30, 2019
	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
ASSETS
Investments in securities:
At cost	$98,004,879	$10,567,867	$12,765,970
At value (Note 2)	$159,830,239	$10,770,190	$14,073,523
Cash	—	—	5,552
Cash denominated in foreign currency (Cost $26,650)	—	—	26,475
Receivable for capital shares sold	1,621	132	1,502
Dividends and interest receivable	122,020	66,489	82,172
Other assets	7,087	4,566	3,870
Total assets	159,960,967	10,841,377	14,193,094

LIABILITIES
Distributions payable	11,172	—	—
Payable for capital shares redeemed	128,495	366	26,031
Payable to Adviser (Note 3)	94,948	2,240	7,001
Payable to administrator (Note 3)	19,300	6,000	6,500
Other accrued expenses	42,278	21,414	25,384
Total liabilities	296,193	30,020	64,916

NET ASSETS	$159,664,774	$10,811,357	$14,128,178

NET ASSETS CONSIST OF:
Paid-in capital	$97,308,679	$13,418,959	$12,969,937
Accumulated earnings (deficit)	62,356,095	(2,607,602)	1,158,241
NET ASSETS	$159,664,774	$10,811,357	$14,128,178

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,725,754	1,231,227	1,476,746

Net asset value, offering price and redemption price per share (Note 2)	$20.67	$8.78	$9.57

See accompanying notes to financial statements.

The Cutler Trust Statements of Operations For the Year Ended June 30, 2019
	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$4,128,165	$9,147	$436,579
Interest income	—	221,866 (a)	—
Foreign withholding taxes on dividends	—	—	(45,474)
Total investment income	4,128,165	231,013	391,105

EXPENSES
Investment advisory fees (Note 3)	1,142,481	57,212	116,516
Administration fees (Note 3)	228,369	72,000	78,000
Shareholder servicing fees (Note 4)	220,426	11	—
Audit and tax services fees	18,000	20,000	20,500
Registration and filing fees	24,774	15,850	10,163
Trustees’ fees and expenses (Note 3)	33,549	3,918	4,396
Custody and bank service fees	17,058	5,158	18,512
Legal fees	30,471	2,275	2,742
Pricing costs	1,290	8,735	15,245
Insurance expense	16,971	1,680	1,917
Postage and supplies	11,808	4,504	3,844
Printing of shareholder reports	5,516	3,562	3,168
Federal excise taxes	—	—	206
Other expenses	11,414	8,912	15,754
Total expenses	1,762,127	203,817	290,963
Less contractual fee reductions by the Adviser (Note 3)	(9,649)	—	(78,493)
Fees voluntarily waived by the Adviser (Note 3)	—	(24,667)	—
Net expenses	1,752,478	179,150	212,470

NET INVESTMENT INCOME	2,375,687	51,863	178,635

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investment transactions	3,802,337	(711,542)	31,342
Foreign currency transactions	—	—	(2,533)
Net change in unrealized appreciation (depreciation) on:
Investments	9,155,680	1,033,594	(144,857)
Foreign currency translation	—	—	287
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES	12,958,017	322,052	(115,761)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,333,704	$373,915	$62,874

(a)	Includes income received from prepayment penalties for IO securities (Note 7).
See accompanying notes to financial statements.

Cutler Equity Fund Statements of Changes in Net Assets
	Year Ended June 30, 2019	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income	$2,375,687	$2,149,746
Net realized gains from investment transactions	3,802,337	3,144,331
Net change in unrealized appreciation (depreciation) on investments	9,155,680	9,752,282
Net increase in net assets from operations	15,333,704	15,046,359

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(8,082,565)	(4,038,093)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,555,041	13,365,712
Net asset value of shares issued in reinvestment of distributions to shareholders	8,028,678	4,010,459
Payments for shares redeemed	(16,767,414)	(19,372,054)
Net increase (decrease) from capital share transactions	1,816,305	(1,995,883)

TOTAL INCREASE IN NET ASSETS	9,067,444	9,012,383

NET ASSETS
Beginning of year	150,597,330	141,584,947
End of year	$159,664,774	$150,597,330

CAPITAL SHARE ACTIVITY
Shares sold	545,315	670,098
Shares reinvested	427,180	199,637
Shares redeemed	(844,732)	(972,289)
Net increase (decrease) in shares outstanding	127,763	(102,554)
Shares outstanding at beginning of year	7,597,991	7,700,545
Shares outstanding at end of year	7,725,754	7,597,991

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended June 30, 2018, distributions to shareholders from net investment income were $2,123,002 and from net realized gains were $1,915,091. As of June 30, 2018, undistributed net investment income was $34,512.

See accompanying notes to financial statements.

Cutler Fixed Income Fund Statements of Changes in Net Assets
	Year Ended June 30, 2019	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income (loss)	$51,863	$(143,847)
Net realized losses from investment transactions	(711,542)	(1,056,814)
Net change in unrealized appreciation (depreciation) on investments	1,033,594	1,111,041
Net increase (decrease) in net assets from operations	373,915	(89,620)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	527,597	820,313
Payments for shares redeemed	(2,404,646)	(3,486,876)
Net decrease from capital share transactions	(1,877,049)	(2,666,563)

TOTAL DECREASE IN NET ASSETS	(1,503,134)	(2,756,183)

NET ASSETS
Beginning of year	12,314,491	15,070,674
End of year	$10,811,357	$12,314,491

CAPITAL SHARE ACTIVITY
Shares sold	62,188	95,575
Shares redeemed	(282,908)	(409,663)
Net decrease in shares outstanding	(220,720)	(314,088)
Shares outstanding at beginning of year	1,451,947	1,766,035
Shares outstanding at end of year	1,231,227	1,451,947

(a)	As of June 30, 2018, accumulated net investment loss was ($140,288).
See accompanying notes to financial statements.

Cutler Emerging Markets Fund Statements of Changes in Net Assets
	Year Ended June 30, 2019	Year Ended June 30, 2018(a)
FROM OPERATIONS
Net investment income	$178,635	$111,957
Net realized gains (losses) from:
Investment transactions	31,342	(57,515)
Foreign currency transactions	(2,533)	(1,155)
Net change in unrealized appreciation (depreciation) on:
Investments	(144,857)	302,541
Foreign currency translation	287	(197)
Net increase in net assets from operations	62,874	355,631

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(171,021)	(116,500)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,056,827	3,604,397
Net asset value of shares issued in reinvestment of distributions to shareholders	171,021	116,500
Payments for shares redeemed	(1,944,897)	(2,118,397)
Net increase from capital share transactions	282,951	1,602,500

TOTAL INCREASE IN NET ASSETS	174,804	1,841,631

NET ASSETS
Beginning of year	13,953,374	12,111,743
End of year	$14,128,178	$13,953,374

CAPITAL SHARE ACTIVITY
Shares sold	219,282	355,893
Shares reinvested	19,346	11,708
Shares redeemed	(211,753)	(203,910)
Net increase in shares outstanding	26,875	163,691
Shares outstanding at beginning of year	1,449,871	1,286,180
Shares outstanding at end of year	1,476,746	1,449,871

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulations S-X, effective November 5, 2018 (Note 2). For the year ended June 30, 2018, distributions to shareholders from net investment income were $116,500. As of June 30, 2018, undistributed net investment income was $21,783.

See accompanying notes to financial statements.

Cutler Equity Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended June 30,
	2019	2018	2017	2016	2015
Net asset value at beginning of year	$19.82	$18.39	$17.15	$17.06	$17.33

Income from investment operations:
Net investment income	0.31	0.28	0.28	0.30	0.25
Net realized and unrealized gains on investments	1.62	1.68	1.42	0.88	0.02
Total from investment operations	1.93	1.96	1.70	1.18	0.27

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.29)	(0.28)	(0.25)
Net realized gains	(0.77)	(0.25)	(0.17)	(0.81)	(0.29)
Total distributions	(1.08)	(0.53)	(0.46)	(1.09)	(0.54)

Net asset value at end of year	$20.67	$19.82	$18.39	$17.15	$17.06

Total return (a)	10.36%	10.63%	9.97%	7.40%	1.49%

Net assets at end of year (000’s)	$159,665	$150,597	$141,585	$132,136	$122,739

Ratios/supplementary data:

Ratio of total expenses to average net assets	1.16%	1.16%	1.14%	1.15%	1.15%

Ratio of net expenses to average net assets (b)	1.15%	1.15%	1.14%	1.15%	1.15%

Ratio of net investment income to average net assets (b)	1.56%	1.41%	1.54%	1.79%	1.42%

Portfolio turnover rate	5%	10%	5%	11%	14%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

Cutler FIXED Income Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Year
	Years Ended June 30,
	2019		2018		2017	2016	2015
Net asset value at beginning of year	$8.48		$8.53		$9.69	$10.18	$10.01

Income (loss) from investment operations:
Net investment income (loss)	0.02		(0.11)		0.25	0.79	0.49
Net realized and unrealized gains (losses) on investments	0.28		0.06	(a)	(0.72)	(0.50)	(0.12)
Total from investment operations	0.30		(0.05)		(0.47)	0.29	0.37

Less distributions from:
Net investment income	—		—		(0.69)	(0.78)	(0.20)

Net asset value at end of year	$8.78		$8.48		$8.53	$9.69	$10.18

Total return (b)	3.54%		(0.59%)		(5.02%)	2.91%	3.65%

Net assets at end of year (000’s)	$10,811		$12,314		$15,071	$18,289	$17,431

Ratios/supplementary data:

Ratio of net expenses to average net assets	1.57	%(c)	1.65	%(c)	1.46%	1.36%	1.41%

Ratio of net investment income (loss) to average net assets (d)	0.45%		(1.04%)		2.91%	8.42%	4.95%

Portfolio turnover rate	12%		36%		24%	71%	85%

(a)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period noted and may not reconcile with the aggregate gains (losses) on the Fund’s Statement of Operations due to share transactions for the same period.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

Ratio was determined after voluntary advisory fee waivers by the Adviser. If such fee waivers had not occurred, the ratio would have been 1.78% and 1.65% for the years ended June 30, 2019 and 2018, respectively (Note 3).

(d)

Ratio includes income from prepayment penalties received for IO securities of 0.49%, 3.75%, 11.29%, 6.90% and 4.57% of average daily net assets for the years ended June 30, 2019, 2018, 2017, 2016 and 2015, respectively (Note 7).

See accompanying notes to financial statements.

Cutler Emerging Markets Fund Financial Highlights
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2017		Period Ended June 30, 2016(a)
Net asset value at beginning of period	$9.62	$9.42	$8.38		$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.07	0.06		0.10
Net realized and unrealized gains (losses) on investments	(0.05)	0.21	1.03		(1.65)
Total from investment operations	0.07	0.28	1.09		(1.55)

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.05)		(0.07)

Net asset value at end of period	$9.57	$9.62	$9.42		$8.38

Total return (b)	0.80%	2.95%	13.14%		(15.43	%)(c)

Net assets at end of period (000’s)	$14,128	$13,953	$12,112		$8,128

Ratios/supplementary data:

Ratio of total expenses to average net assets	2.12%	2.07%	2.60%		3.85	%(e)

Ratio of net expenses to average net assets (d)	1.55%	1.55%	1.56	%(f)	1.55	%(e)

Ratio of net investment income to average net assets (d)	1.30%	0.78%	0.72%		1.56	%(e)

Portfolio turnover rate	6%	2%	15%		10	%(c)

(a)	Represents the period from the commencement of operations (July 2, 2015) through June 30, 2016.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.
(d)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).
(e)	Annualized.
(f)	Includes federal excise taxes of 0.01% of average net assets with respect to the year ended June 30, 2017.
See accompanying notes to financial statements.

The Cutler Trust
Notes to Financial Statements
June 30, 2019

1. Organization

Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of The Cutler Trust (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of Fund shares of beneficial interest without par value.

Cutler Equity Fund seeks current income and long-term capital appreciation.

Cutler Fixed Income Fund seeks to achieve high income over the long-term.

Cutler Emerging Markets Fund seeks current income and long-term capital appreciation.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with GAAP.

New Accounting Pronouncements — In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-18 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an

The Cutler Trust
Notes to Financial Statements (Continued)

appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Securities Valuation — Portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. When using the last sales price and when the market is considered to be active, the security will be classified within Level 1 of the fair value hierarchy (see below). In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded in non-U.S. markets that may close at different times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their NAVs. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires disclosures about fair value measurements.

The Cutler Trust
Notes to Financial Statements (Continued)

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

●

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Fixed income securities held by Cutler Fixed Income Fund are classified as Level 2 because the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The Cutler Trust
Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2019 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$157,291,148	$—	$—	$157,291,148
Money Market Funds	2,539,091	—	—	2,539,091
Total	$159,830,239	$—	$—	$159,830,239

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$3,597,259	$—	$3,597,259
U.S. Government Agency Obligations	—	5,069,619	—	5,069,619
Mortgage-Backed Securities	—	51,969	—	51,969
Corporate Bonds	—	1,813,475	—	1,813,475
Money Market Funds	237,868	—	—	237,868
Total	$237,868	$10,532,322	$—	$10,770,190

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$3,957,389	$6,367,479	$—	$10,324,868
Preferred Stocks	1,022,239	—	—	1,022,239
Exchange-Traded Funds	2,431,252	—	—	2,431,252
Money Market Funds	295,164	—	—	295,164
Total	$7,706,044	$6,367,479	$—	$14,073,523

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no derivative instruments or Level 3 securities held by the Funds as of or during the year ended June 30, 2019.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

The Cutler Trust
Notes to Financial Statements (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Transactions, Investment Income and Realized Gains and Losses — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned and prepayment fee income, if any, is recorded upon receipt of such income, as that is when information surrounding these transactions becomes known. Discounts and premiums on fixed income securities are amortized using the effective interest method over the estimated lives of the securities. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends and foreign capital gains taxes, when applicable, have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation — Assets and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by fluctuations in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, excluding changes in foreign exchange rates on investments as discussed in Note 2. C. above, that result from changes in exchange rates.

The Cutler Trust
Notes to Financial Statements (Continued)

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly to shareholders of Cutler Equity Fund and Cutler Fixed Income Fund and are declared and paid annually to shareholders of Cutler Emerging Markets Fund. Capital gain distributions, if any, are distributed to shareholders annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid by the Funds during the years ended June 30, 2019 and 2018 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Cutler Equity Fund	6/30/2019	$2,373,343	$5,703,795	$8,077,138
	6/30/2018	$2,123,374	$1,915,091	$4,038,465
Cutler Emerging Markets Fund	6/30/2019	$171,021	$—	$171,021
	6/30/2018	$157,460	$—	$157,460

Cutler Fixed Income Fund did not pay any distributions during the years ended June 30, 2019 and 2018.

Federal income tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute their net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Cutler Trust
Notes to Financial Statements (Continued)

The following information is computed on a tax basis for each item as of June 30, 2019:

	Cutler Equity Fund	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
Tax cost of portfolio investments	$98,019,055	$10,670,846	$12,846,928
Gross unrealized appreciation	$65,557,509	$189,742	$1,966,031
Gross unrealized depreciation	(3,746,325)	(90,398)	(739,436)
Net unrealized appreciation on investments and foreign currencies	61,811,184	99,344	1,226,595
Undistributed ordinary income	42,601	—	101,932
Undistributed long-term gains	513,482	—	—
Distributions payable	(11,172)
Accumulated capital and other losses	—	(2,706,946)	(170,286)
Accumulated earnings (deficit)	$62,356,095	$(2,607,602)	$1,158,241

The difference between the federal income tax cost of portfolio investments and the financial statement cost for each Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund, losses deferred due to wash sales and amortization of bond premiums and discounts for Cutler Fixed Income Fund and losses deferred due to wash sales and holdings classified as passive foreign investment companies (PFICs) for Cutler Emerging Markets Fund.

For the year ended June 30, 2019, the Funds made the following reclassifications on the Statements of Assets and Liabilities due to adjustments for net investment loss and non-deductible federal excise taxes:

	Cutler Equity Funds	Cutler Fixed Income Fund	Cutler Emerging Markets Fund
Paid-in capital	$—	$(19,814)	$(206)
Accumulated earnings (deficit)	—	19,814	206

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or NAV per share.

During the year ended June 30, 2019, Cutler Emerging Markets Fund utilized $31,342 of capital loss carryforwards to offset current year gains.

The Cutler Trust
Notes to Financial Statements (Continued)

As of June 30, 2019, Cutler Fixed Income Fund had short-term and long-term capital loss carryforwards, with no expiration date, of $296,359 and $2,410,587, respectively. As of June 30, 2019, Cutler Emerging Markets Fund had short-term and long-term capital loss carryforwards, with no expiration date, of $104,618 and $65,668, respectively. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Transactions with Related Parties

Investment Adviser — Cutler Investment Counsel, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to Investment Advisory Agreements, Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund pay the Adviser a fee, which is accrued daily and paid monthly, at an annual rate of 0.75%, 0.50% and 0.85%, respectively, of average daily net assets.

The Adviser has entered into an Expense Limitation Agreement under which it has contractually agreed, until October 31, 2020, to reduce its advisory fees and to pay the ordinary operating expenses of Cutler Equity Fund and Cutler Emerging Markets Fund to the extent necessary to limit annual ordinary operating expenses to 1.15% and 1.55%, respectively, of average daily net assets. (Ordinary operating expenses exclude brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses.) Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Funds’ obligation, are subject to repayment by the Funds, provided that the repayment does not cause the ordinary operating expenses of Cutler Equity Fund and Cutler Emerging Markets Fund to exceed the annual expense limit of 1.15% and 1.55%, respectively, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. During the year ended June 30, 2019, the Adviser reduced its advisory fees by $9,649 and $78,493 for Cutler Equity Fund and Cutler Emerging Markets Fund, respectively. During the year ended June 30, 2019, the Adviser voluntarily waived $24,667 of its investment advisory fees from Cutler Fixed Income Fund. This amount is not subject to recapture in future periods.

The Cutler Trust
Notes to Financial Statements (Continued)

As of June 30, 2019, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

	June 30, 2020	June 30, 2021	June 30, 2022	Total
Cutler Equity Fund	$—	$12,154	$9,649	$21,803
Cutler Emerging Markets Fund	100,955	74,399	78,493	253,847

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers — Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agency services to the Funds. Each Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

Compensation of Trustees — Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $7,500, payable quarterly, plus a fee of $1,250 for attendance at each meeting of the Board, in addition to reimbursement of travel and other expenses incurred in attending the meetings.

4. Shareholder Service Plan

Each Fund may pay shareholder servicing fees not to exceed an annual rate of 0.25% of its average daily net assets. These fees may be paid to various financial institutions that provide shareholder and account maintenance services. During the year ended June 30, 2019, Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund paid $220,426, $11 and $0, respectively, for such services.

5. Securities Transactions

During the year ended June 30, 2019, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $7,918,927 and $12,994,585, respectively, for Cutler Equity Fund; $294,998 and $102,411, respectively, for Cutler Fixed Income Fund; and $1,280,820 and $755,081, respectively, for Cutler Emerging Markets Fund. During the year ended June 30, 2019, cost of purchases and proceeds from sales and maturities of U.S. government securities totaled $972,356 and $2,251,035, respectively, for Cutler Fixed Income Fund.

The Cutler Trust
Notes to Financial Statements (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to default risk and prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. As of June 30, 2019, less than 0.1% of the value of Cutler Fixed Income Fund’s net assets were invested in IO classes of various SMBS. Payments received from IOs are included in interest income on the Fund’s Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Fund’s Statement of Operations. Additionally, any prepayment penalties received from an IO are included in interest income on the Fund’s Statement of Operations. During the year ended June 30, 2019, $55,572 of prepayment penalties on IOs was received by Cutler Fixed Income Fund.

The Cutler Trust
Notes to Financial Statements (Continued)

8. Risks Associated with Emerging Markets

In seeking to meet its investment objective, under normal conditions, at least 80% of Cutler Emerging Markets Fund’s assets will be invested in a diversified portfolio of securities of issuers whose principal activities are in, or economically tied to, emerging markets countries selected in accordance with the Adviser’s long standing dividend focused investment philosophy. Accordingly, Cutler Emerging Markets Fund is subject to the following investment risks:

Foreign Investment Risk — Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid and more volatile than U.S. stock markets.

Emerging Markets Risk — The economies of emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of emerging market countries may be less stable than the governments of more developed countries. Countries in the emerging markets generally have less developed securities markets or exchanges, and less developed legal and accounting systems, reduced availability of public information, and lack of uniform financial reporting and regulatory practices, which in turn may adversely impact Cutler Emerging Markets Fund’s ability to calculate accurately the intrinsic value of the securities. Securities of emerging market companies may be less liquid and more volatile than securities in countries with more mature markets. The value of emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in emerging market countries may be considered speculative and higher risk.

Currency Risk — Because Cutler Emerging Markets Fund holds securities valued in foreign currencies and holds foreign currencies when it purchases and sells foreign securities, changes in exchange rates will impact the value of the Fund’s assets. Thus, investments in foreign securities involve currency risk, which is the risk that the values of the foreign securities and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

The Cutler Trust
Notes to Financial Statements (Continued)

9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

The Cutler Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
The Cutler Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Cutler Trust, comprising Cutler Equity Fund, Cutler Fixed Income Fund, and Cutler Emerging Markets Fund (the “Funds”), as of June 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the periods ended June 30, 2016 and prior, were audited by other auditors whose report dated August 29, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 27, 2019

The Cutler Trust
About Your Fund’s Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2019 through June 30, 2019).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they impose any sales loads.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

The Cutler Trust
About Your Fund’s Expenses (Unaudited) (Continued)

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Net Expense Ratio (a)	Expenses Paid During Period (b)
Cutler Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,139.60	1.15%	$ 6.10
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.09	1.15%	$ 5.76
Cutler Fixed Income Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,035.40	1.52%	$ 7.67
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.26	1.52%	$ 7.60
Cutler Emerging Markets Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,080.10	1.55%	$ 7.99
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,017.11	1.55%	$ 7.75

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

The Cutler Trust
Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2019, Cutler Equity Fund designated $5,703,795 as a long-term capital gain distribution.

Qualified Dividend Income – For the fiscal year ended June 30, 2019, Cutler Equity Fund and Cutler Emerging Markets Fund have designated 100% and 61.48%, respectively, of ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividends that qualify under tax law. For the fiscal year ended June 30, 2019, 100% and 3.75% of ordinary income dividends paid by Cutler Equity Fund and Cutler Emerging Markets Fund, respectively, qualify for the corporate dividends received deduction.

Cutler Emerging Markets Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The Fund’s foreign source income per share was $0.252 and the foreign tax expense per share was $0.033. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2019. These shareholders will receive more detailed information with their 2019 Form 1099-DIV.

The Cutler Trust
Trustees and Officers of the Trust
(Unaudited)

The Board of Trustees is responsible for managing the Trust’s business affairs and exercising all the Trust’s powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. Each Trustee holds office until the person resigns, is removed, or is replaced. Officers are elected for an annual term. Unless otherwise noted, the Trustees and officers have held their principal occupations for more than five years. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 1-888-CUTLER4.

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Matthew C. Patten (a) Born: December 1975 525 Bigham Knoll Jacksonville, OR 97530	Chairman/Trustee/Treasurer	Trustee Since 2006; Treasurer Since 2004	Chief Executive Officer, Partner and Portfolio Manager of Cutler Investment Counsel, LLC.	3	None
Independent Trustees
John P. Cooney Born: January 1932 525 Bigham Knoll Jacksonville, OR 97530	Lead Independent Trustee	Since 2007	Retired.	3	None
Robert F. Turner Born: June 1946 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2012	Retired.	3	None
Edward T. Alter, CPA Born: July 1941 525 Bigham Knoll Jacksonville, OR 97530	Trustee	Since 2013	Retired.	3	None

(a)	Matthew C. Patten is an “Interested Person,” as defined by the 1940 Act, because he is an affiliated person of the Adviser.

The Cutler Trust
Trustees and Officers of the Trust
(Unaudited) (Continued)

Name, Date of Birth and Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Senior Officers
Erich M. Patten Born: October 1977 525 Bigham Knoll Jacksonville, OR 97530	President	Since 2004	Portfolio Manager, Corporate Secretary and Chief Investment Officer and Partner of Cutler Investment Counsel, LLC.
Brooke C. Ashland Born: December 1951 525 Bigham Knoll Jacksonville, OR 97530	Vice President/ Chief Compliance Officer	Since 2002	Chief Compliance Officer and Chair of Cutler Investment Counsel, LLC.
Linda Hoard Born: October 1947 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since 2018

Director and Vice President (2019 to present), Associate Director (2018) of Ultimus Fund Solutions, Independent Regulatory Consultant (2017), Managing Director and Sr. Managing Counsel of BNY Mellon (2002-2016).

Robert G. Dorsey Born: April 1957 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Vice President	Since 2005

Vice Chairman (February 2019 to present), Managing Director (1999 to February 2019), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA regulated broker dealer entities).

The Cutler Trust
Additional Information (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios is available without charge, upon request, by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling 1-800-228-8537 or on the SEC’s website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete listing of the Funds’ portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available without charge, upon request, by calling 1-800-228-8537. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

The Cutler Trust
Approval of Investment Advisory Agreement
(Unaudited)

At a meeting of the Board of Trustees (the “Board”) of The Cutler Trust (the “Trust”) held on April 30, 2019, the Trustees, including the Independent Trustees voting separately, reviewed and approved the continuance of the Investment Advisory Agreement (the “Agreement”) with Cutler Investment Counsel, LLC (the “Adviser”) on behalf of the Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (the “Funds”) for an additional one year period. Approval of the Agreement took place at an in-person meeting, at which all of the Trustees were present. The Independent Trustees were advised by their counsel of their fiduciary obligations in approving the Agreement, which included a review of applicable case law, recent SEC pronouncements and the legal framework set forth in Gartenberg v. Merrill Lynch Asset Management. In connection with the approval, the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and to determine whether the Agreement continues to be in the best interests of each Fund and its shareholders. The Independent Trustees’ review included, but was not limited to: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of each Fund and the Adviser; (3) the costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale would be realized as the Funds grow; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) whether and how the Board relied on comparisons of services to be rendered to and fees to be paid by the Funds with the services provided by and the fees paid to other investment advisers or the services provided to and the fees paid by other clients of the Adviser; and (7) any benefits derived or to be derived by the Adviser from their relationship with the Funds, such as soft dollar arrangements by which brokers provide research to the Funds or the Adviser in return for allocating brokerage.

The Adviser provided the Board members with information to assist them in their deliberations, which included responses and supporting materials pursuant to the request for information in connection with the annual approval of the continuation of the Agreement between the Trust and the Adviser in accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board also noted its ongoing review of various materials provided by the Adviser on a quarterly basis. The Independent Trustees, in consultation with their counsel, concluded that the materials presented by the Adviser were sufficient to make an informed decision about the approval of the renewal of the Agreement.

Nature, Extent and Quality of the Services Provided by the Adviser. The Independent Trustees considered the background, qualifications, education and experience of the Adviser’s investment and operational personnel, each person’s area of responsibility and the percentage of time committed to Fund activities. The Independent Trustees reviewed the services provided by the Adviser to the Funds which included: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) overseeing the voting of all proxies with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that the

The Cutler Trust
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Adviser effects on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds. The Independent Trustees also discussed and considered the quality of administrative and other services provided by the Adviser to the Funds, the Adviser’s and the Funds’ compliance programs, and the Adviser’s role in coordinating such services and programs. The Independent Trustees also noted the Adviser’s distribution and marketing services provided to the Funds, as well as the investment in additional personnel resources to promote growth in the Funds. The Independent Trustees concluded that they were satisfied with the nature, extent and quality of services that the Adviser has provided to the Funds under the Agreement.

Investment Performance of Each Fund and the Adviser. The Adviser reviewed with the Board information prepared to assist the Independent Trustees in analyzing the short-term and long-term performance of each Fund, including information which compared the performance of each Fund to the performance of various benchmarks and a peer group of funds of similar size with similar investment styles as categorized by Morningstar, and in the case of the Cutler Equity Fund, to comparable private accounts managed by the Adviser. The Independent Trustees took note of the fact that the Morningstar peer group comparisons presented were filtered by total net assets so that the Funds were compared to other similarly sized funds, and they discussed the appropriateness of this comparison. The Independent Trustees further noted management’s discussion of the Funds’ performance as well as the Funds’ investment strategies.

The Independent Trustees noted that the Cutler Equity Fund had outperformed the average and median return for funds that have assets under $500 million categorized by Morningstar as large cap value (the “Equity Fund Peer Group”) for the one-, three-, five- and ten-year periods ended December 31, 2018. The Independent Trustees further observed that the Cutler Equity Fund had underperformed the S&P 500 Index, its benchmark index, for the years ended December 31, 2017 and 2018, and had outperformed its benchmark index for the year ended December 31, 2016. The Independent Trustees considered the consistency of the Adviser’s management of the Cutler Equity Fund in accordance with its investment objective, strategy and policies.

The Independent Trustees noted that the Cutler Fixed Income Fund had underperformed the average and median return for funds that have assets under $25 million categorized by Morningstar as U.S. intermediate term bond funds (the “Fixed Income Fund Peer Group”) for the one-, three-, and five-year periods ended December 31, 2018, but that the Fund had outperformed the Fixed Income Fund Peer Group for the ten-year period ended December 31, 2018. The Independent Trustees observed that the Cutler Fixed Income Fund had underperformed the Bloomberg Barclays Intermediate U.S. Government/Credit Index for the years ended December 31, 2017 and 2018, but generally performed in line with the index for the year ended December 31, 2016. It was further noted by the Independent Trustees that the Cutler Fixed Income Fund had underperformed the Bloomberg Barclays Short-Term U.S. Government Index for the calendar years ended December 31, 2017 and 2018, but that the Fund had outperformed that index for the calendar year ended December 31, 2016.

The Cutler Trust
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

With regard to the Cutler Emerging Markets Fund, the Independent Trustees noted that the Fund had underperformed the average and median return for funds with assets under $25 million categorized by Morningstar as emerging markets funds (the “Emerging Markets Fund Peer Group”) for the one- and three-year periods ended December 31, 2018. The Independent Trustees took note of the fact that, for the years ended December 31, 2016 and 2017, the Cutler Emerging Markets Fund had underperformed the MSCI Emerging Markets Index, its benchmark during that period, and noted that the Fund had outperformed that index for the year ended December 31, 2018. The Independent Trustees further observed that, for the years ended December 31, 2016 and 2017, the Cutler Emerging Markets Fund had underperformed the S&P Emerging Markets BMI Index, its benchmark index since December 31, 2018, but that the Fund had outperformed that index for the year ended December 31, 2018. It was noted that limited performance history was available for the Cutler Emerging Markets Fund as it had commenced operations on July 2, 2015.

Following further review and discussion of the information provided, the Independent Trustees concluded that each Fund’s overall performance has been satisfactory and competitive in relation to the returns of relevant securities indices and other similarly situated mutual funds.

Costs of the Services Provided and Profits Realized by the Adviser. The Independent Trustees reviewed and considered the profitability of the Adviser with regard to its management of the Funds. The Independent Trustees noted that the Cutler Equity Fund currently pays an investment advisory fee computed at the annual rate of 0.75% of the Fund’s average daily net assets, that the Cutler Fixed Income Fund currently pays an investment advisory fee computed at the annual rate of 0.50% of the Fund’s average daily net assets, and that the Cutler Emerging Markets Fund currently pays an investment advisory fee computed at the annual rate of 0.85% of the Fund’s average daily net assets. It was also noted that the Adviser contractually agreed to waive its advisory fees and pay operating expenses of the Cutler Equity Fund and the Cutler Emerging Markets Fund to the extent necessary to limit annual fund operating expenses to 1.15% and 1.55%, respectively, of each Fund’s average daily net assets until October 31, 2019. It was reported that with respect to the Cutler Equity Fund, the Adviser had waived $8,025, $12,154 and $4,100 in fees for the six-month fiscal period ended December 31, 2018, and the fiscal years ended June 30, 2018 and June 30, 2016, respectively, but did not waive any fees for the fiscal year ended June 30, 2017. With respect to the Cutler Emerging Markets Fund, it was reported that the Adviser had waived $44,315 in fees for the six-month fiscal period ended December 31, 2018, and $74,399, $100,955 and $122,966 for the fiscal years ended June 30, 2018, 2017 and 2016, respectively. The Adviser’s ability to recoup previously waived fees of the Cutler Equity Fund and Cutler Emerging Markets Fund was noted. The Independent Trustees also noted that the Adviser had voluntarily waived advisory fees of the Cutler Fixed Income Fund in the amount of $240 for the fiscal year ended June 30, 2018, and in the amount of $10,771 for the 6-month fiscal period ended December 31, 2018, which amounts were not subject to recoupment.

The Cutler Trust
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

In reviewing the advisory fees and total expense ratios of the Funds, the Independent Trustees were provided with comparative expense and advisory fee information of other mutual funds of similar size and with similar investment styles. The Independent Trustees reviewed and discussed the comparative information, which included average and median total expense ratios and advisory fees for the each Fund’s Morningstar Fund Peer Group. The Adviser also provided a comparison of fees paid by clients of the Adviser other than the Funds to the advisory fees paid by the Cutler Equity Fund and discussed the services provided to the Adviser’s other clients.

The Independent Trustees took note of the fact that the Cutler Equity Fund’s contractual advisory fee was higher than the average and median advisory fee for the Equity Fund Peer Group, that the Fund’s net expense ratio was higher than the Equity Fund Peer Group average and median, and that the Fund’s gross expense ratio was higher than the median and lower than the average of the Equity Fund Peer Group. The Independent Trustees took note of the fact that the Cutler Fixed Income Fund’s contractual advisory fee was higher than the average and median advisory fee for the Fixed Income Fund Peer Group, that the Fund’s net expense ratio was higher than the Fixed Income Fund Peer Group average and median, but that the Fund’s gross expense ratio was lower than the average and median of the Fixed Income Fund Peer Group. The Independent Trustees noted that the Cutler Emerging Markets Fund’s contractual advisory fee was lower than the average and median advisory fee for the Emerging Markets Fund Peer Group, that the Fund’s net expense ratio was higher than the Emerging Markets Fund Peer Group average and median, and that the Fund’s gross expense ratio was lower than the Emerging Markets Fund Peer Group average and median.

The Independent Trustees reviewed the Adviser’s balance sheet as of December 31, 2018. They also reviewed an analysis prepared by the Adviser reflecting its revenues and expenses with respect to its services to the Funds, and discussed with the Adviser calculations of the Adviser’s estimated and total profits and profit margin, including the manner in which expenses were allocated. The Adviser reviewed with the Board the portfolio managers’ compensation structure, as well as the equity ownership structure of the Adviser.

The Independent Trustees concluded that the Adviser’s profitability was reasonable given the quality and scope of services provided by the Adviser and the overall investment performance of the Funds. After a full discussion and review of the information provided, it was the consensus of the Independent Trustees that the advisory fees payable under the Agreement are fair and reasonable when considered in light of all relevant factors, including the services provided by the Adviser to the Funds and their shareholders.

Economies of Scale. The Independent Trustees further determined that, based on current asset levels, the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale was not relevant to their consideration whether to renew the Agreement with the Adviser. After further discussion, it was the determination of the Independent Trustees that it is not appropriate to introduce fee breakpoints at the present time.

The Cutler Trust
Approval of Investment Advisory Agreement
(Unaudited) (Continued)

Other Benefits. The Independent Trustees considered the Adviser’s brokerage practices and trade execution. The Independent Trustees noted that the Funds do not have any soft dollar arrangements with broker-dealers that would otherwise benefit the Adviser. The Independent Trustees considered other benefits the Adviser may receive from managing the Funds. They discussed the Adviser’s marketing and distribution efforts on behalf of the Funds. The Independent Trustees also considered the fee arrangements through revenue sharing payments, and payments made on behalf of the Cutler Equity Fund and Cutler Fixed Income Fund under the Shareholder Servicing Plan for the calendar year ended December 31, 2018. Taking all of these factors into account, the Independent Trustees determined that the Adviser will not receive additional material financial benefits from services rendered to the Funds.

The Independent Trustees were advised by their counsel throughout the process. Prior to voting, the Independent Trustees discussed their deliberations of the proposed continuance of the Agreement with counsel in executive session. It was reported that no single factor was considered in isolation or considered to be determinative to the decision of the Independent Trustees to approve the continuance of the Agreement. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered that it would be in the best interests of the Funds and their shareholders to renew the Agreement for an additional annual period.

In approving the Agreement, the Independent Trustees reached the following conclusions: (1) based on the performance and risk characteristics of the Funds and the effectiveness of the Funds in achieving their stated objectives, the Adviser has provided quality advisory services; (2) the Adviser has the financial resources and personnel to continue to provide quality advisory services to the Trust; (3) the advisory fees paid by and the total expenses of each Fund are reasonable; and (4) the continuance of the Agreement is in the best interests of each Fund and its shareholders.

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CUTLER INVESTMENT COUNSEL, LLC

INVESTMENT ADVISER TO THE TRUST

525 Bigham Knoll
Jacksonville, OR 97530
(800)228-8537 ● (541)770-9000
Fax:(541)779-0006
info@cutler.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Edward T. Alter. Mr. Alter is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,000 and $48,000 with respect to the registrant’s fiscal years ended June 30, 2019 and June 30, 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $9,500 and $9,500 with respect to the fiscal years ended June 30, 2019 and June 30, 2018, respectively. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	No non-audit fees were billed by the registrant’s principal accountant in either of the last two fiscal years for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*	/s/ Erich M. Patten
Erich M. Patten, President

Date	September 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Erich M. Patten
Erich M. Patten, President

Date	September 3, 2019

By (Signature and Title)*	/s/ Matthew C. Patten
Matthew C. Patten, Treasurer

Date	September 3, 2019

*	Print the name and title of each signing officer under his or her signature.